Acquisition	12 Months Ended
Dec. 31, 2025
Business Combination [Abstract]
Acquisition	Acquisition
Business Combination – WHOW
On July 14, 2025, the Company completed its acquisition of WHOW Games, a German casino game operator, which is now a direct, wholly-owned subsidiary of DDI-US, for a total cash purchase price was €55.0 million (or approximately $64.3 million). As a transaction separate from the business combination there is a deferred payment of up to €10.0 million (or approximately $6.5 million), relating to a performance-based incentive plan amount to be calculated based on the 24 months following the transaction close date, hereinafter referred to as “Performance-based incentive plan”. The total business combination transaction costs incurred by the Company in connection with the acquisition of WHOW Games, including professional fees, were $0.5 million.
The following table summarizes the allocation of the purchase consideration to the acquisition-date fair value of the assets acquired and liabilities assumed (in thousands):

Ⅰ. Total purchase consideration	$64,302
Ⅱ. Identifiable Assets and liabilities, net	$27,628
Cash and cash equivalents	2,714
Accounts receivable	4,409
Prepaid expenses, and other assets	164
Intangible assets, net	36,205
Property and equipment	255
Right-of-use assets	1,163
Deferred tax assets	188
Other non-current assets	193
Accounts payable and other payables	(3,930)
Income taxes payable	(2,350)
Lease liabilities	(1,232)
Other current liabilities	(498)
Deferred tax liabilities	(9,653)
Ⅲ. Goodwill (Ⅰ-Ⅱ)	$36,674
The above allocation of the purchase price can be subject to change within the measurement period, but no later than one year from the date of the acquisition close.
The income approach was used to determine the fair value of game intellectual property, applying a weighted average cost of capital of 11% and a terminal growth rate of 1%. The useful lives of the intellectual property we acquired from WHOW Games range between 7.7 and 10.2 years. Goodwill represents the excess of the purchase price over the preliminary fair value of identifiable assets acquired and liabilities assumed at the acquisition date and is primarily attributable to the assembled workforce and expected synergies at the time of the acquisition. For tax purposes, no tax-deductible goodwill was generated as a result of this acquisition.
The Company’s consolidated statement of comprehensive income as of December 31, 2025, includes WHOW Games’ revenue of $20.3 million and pre-tax income of $2.3 million for the period from the acquisition date of July 14, 2025 to December 31, 2025. Had WHOW Games been included in the consolidation scope from January 1, 2025, the Company’s consolidated statement of comprehensive income would have reflected estimated revenue of $382.6 million and profit of $103.9 million.